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                                                                 EXHIBIT 10.2

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                           DEPOSIT AND SALE AGREEMENT



                                     between

                FUND AMERICA INVESTORS CORPORATION II, DEPOSITOR

                                       and

                       FAIC II ISSUER TRUST 2000-1, ISSUER







                          dated as of January 20, 2000







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                                TABLE OF CONTENTS
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                                                                                                                Page

ARTICLE I  DEFINITIONS............................................................................................2

         Section 1.01.  Definitions...............................................................................2

ARTICLE II  SALE; CONSIDERATION...................................................................................4

         Section 2.01.  Sale......................................................................................4

         Section 2.02.  Consideration.............................................................................5

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS............................................................5

         Section 3.01.  Representations, Warranties and Covenants of the Depositor................................5

         Section 3.02.  Assignment of Representations and Warranties and Covenants of the

                             Depositor Regarding the Agency Securities............................................7

         Section 3.03.  Representations, Warranties and Covenants of the Issuer...................................8

ARTICLE
IV................................................................................................................9

         Section 4.01.  Optional Certificate Redemption...........................................................9

         Section 4.02.  Optional Note Redemption..................................................................9

ARTICLE V  MISCELLANEOUS PROVISIONS..............................................................................10

         Section 5.01.  Amendment................................................................................10

         Section 5.02.  Governing Law; Submission to Jurisdiction................................................10

         Section 5.03.  Waiver of Jury Trial.....................................................................10

         Section 5.04.  Notices..................................................................................10

         Section 5.05.  Severability of Provisions...............................................................11

         Section 5.06.  Assignment...............................................................................11

         Section 5.07.  Further Assurances.......................................................................11

         Section 5.08.  No Waiver; Cumulative Remedies...........................................................11

         Section 5.09.  Counterparts.............................................................................12

         Section 5.10.  Binding Effect...........................................................................12

         Section 5.11.  Merger and Integration...................................................................12

         Section 5.12.  Headings.................................................................................12

         SCHEDULE I:  AGENCY SECURITIES


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                  DEPOSIT AND SALE AGREEMENT (this "Agreement") dated as of
January 20, 2000, by and between FUND AMERICA INVESTORS CORPORATION II, a Delaware corporation (the "Depositor"), and FAIC II ISSUER TRUST 2000-1, a Delaware statutory business trust (the "Issuer").


                               W I T N E S S E T H

                  WHEREAS, pursuant to a Purchase Agreement dated as of January 20, 2000 (the "Purchase Agreement") between Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (the "Seller") and the Depositor, the Seller sold, assigned and transferred certain securities guaranteed by either Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac") which securities are identified on Schedule I attached hereto (the "Agency Securities"), to the Depositor subject to the terms specified in the Purchase Agreement;

                  WHEREAS, the Issuer was formed as a Delaware statutory business trust on January 19, 2000 pursuant to an Agreement of Trust, dated as of January 19, 2000, as amended and restated by an Amended and Restated Agreement of Trust dated as of January 20, 2000 (the "Issuer Trust Agreement") among the Depositor, Christiana Bank & Trust Company, not in its individual capacity, but solely as trustee of the Issuer (in such capacity, the "Issuer Trustee"), and State Street Bank and Trust Company, as the authenticating agent, registrar and paying agent thereunder with respect to the Class R Certificates issued thereunder (in such capacity, the "Issuer Certificate Agent");

                  WHEREAS, the Depositor desires to contribute and assign to the Issuer (i) all of its right, title and interest to and under the Agency Securities and (ii) all of its rights under the Purchase Agreement (together, the "Contributed Assets") for the cash and other consideration, and upon the terms and conditions, set forth herein (the "Sale");

                  WHEREAS, pursuant to the terms of the Indenture dated as of January 20, 2000 (the "Indenture"), between the Issuer and State Street Bank and Trust Company, as the trustee thereunder (in such capacity, the "Note Trustee"), the Issuer will issue U.S. $1,986,400 aggregate principal balance of variable rate FAIC II Issuer Trust 2000-1, Class F Notes, due December 1, 2029 (the "Class F Notes"), and U.S. $764,000 aggregate principal balance of variable rate, FAIC II Issuer Trust 2000-1, Class S Notes, due December 1, 2029 (the "Class S Notes" and, together with the Class F Notes, the "Notes"), secured by a pledge of certain assets of the Issuer, including the Contributed Assets;

                  WHEREAS, pursuant to the terms of the Issuer Trust Agreement, the Issuer will issue U.S. $465,600 aggregate principal amount of FAIC II Issuer Trust 2000-1, Class R Certificates, due December 1, 2029 (the "Class R Certificates"), representing 100% of the equity interest of the Issuer;
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                  WHEREAS, the Issuer desires to grant to the Depositor the
right to direct the Issuer to redeem the Class R Certificates and in connection therewith certain rights regarding redemption of the Notes; and

                  WHEREAS, the Depositor and the Issuer are entering into this Agreement with the intention that the transactions contemplated hereby will be executed;

                  NOW, THEREFORE, it is hereby agreed by and between the Depositor and Issuer as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.00 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms shall have the following meanings and such meanings shall be equally applicable to the singular and plural forms of such terms. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or, if not defined therein, in the Issuer Trust Agreement. All other capitalized terms used herein shall have the meanings specified herein.

                  "Agency Security" means each of the securities specified in
Schedule I hereto.

                  "Agreement" means this Deposit and Sale Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Class F Notes" has the meaning assigned to it in the fourth WHEREAS clause hereof.

                  "Class R Certificates" has the meaning assigned to it in the fifth WHEREAS clause hereof.

                  "Class S Notes" has the meaning assigned to it in the fourth WHEREAS clause hereof.

                  "Closing Date" means January 20, 2000.

                  "Contributed Assets" has the meaning assigned to such term in the third WHEREAS clause hereto.

                  "Cut-off Date" means January 26, 2000.

                  "Depositor" means Fund America Investors Corporation II, a corporation formed under the laws of the State of Delaware.

                  "Indenture" means the Indenture dated as of January 20, 2000 between the Issuer and State Street, as trustee thereunder.

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                  "Initial Certificate Balance" means, with respect to the Class
R Certificates, U.S. $465,600.

                  "Issuer" means FAIC II Issuer Trust 2000-1, a statutory business trust formed under the laws of the State of Delaware.

                  "Issuer Certificate Agent" has the meaning assigned to such term in the second WHEREAS clause hereto.

                  "Issuer Trust Agreement" has the meaning assigned to such term in the second WHEREAS clause hereto.

                  "Issuer Trustee" has the meaning assigned to such term in the second WHEREAS clause hereto.

                  "Lien" means, as applied to property or assets, real or personal, tangible or intangible, any claim, pledge, mortgage, lien, charge, security interest or encumbrance of any kind thereon (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof or the interest of the lessor under any capitalized lease and the filing of or agreement to give any financing statement or similar document to perfect any security interest under the Uniform Commercial Code of any jurisdiction or any other similar filing to perfect any security interest).

                  "Monthly Payment Date" means the first business day of each month, commencing March 1, 2000.

                  "Notes" has the meaning assigned to it in the fourth WHEREAS clause hereof.

                  "Note Trustee" means State Street Bank and Trust Company, in its capacity as trustee under the Indenture.

                  "Optional Certificate Redemption Amount" has the meaning assigned to such term in Section 4.01 of this Agreement.

                  "Optional Note Redemption Amount" has the meaning assigned to such term in Section 4.02 of this Agreement.

                  "Outstanding Certificate Balance" means, with respect to the Class R Certificates, on any date, an amount equal to (i) the Initial Certificate Balance thereof minus (ii) the aggregate amount of all distributions of principal made to the Holders thereof. The Outstanding Certificate Balance shall be calculated as of the close of business, in the case of any Monthly Payment Date other than the initial Monthly Payment Date, on the preceding Monthly Payment Date after giving effect to all distributions of principal to the applicable Certificateholders on each preceding Monthly Payment Date (including such preceding Monthly Payment Date); provided that on the Closing Date the Outstanding Certificate Balance thereof shall be equal to the Initial Certificate Balance thereof.

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                  "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Purchase Agreement" means the Purchase Agreement dated as of January 20, 2000, between the Seller and the Depositor.

                  "REMIC" means a real estate mortgage investment conduit, as defined in Section 860D of the Internal Revenue Code of 1986, as amended.

                  "Sale" has the meaning assigned to such term in the third WHEREAS clause hereto.

                  "Seller" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

                  "State Street" means State Street Bank and Trust Company, a banking corporation incorporated in the Commonwealth of Massachusetts.

                  "Subsidiary" means with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions, are at the time directly or indirectly owned by such Person.

                  "Transaction Documents" means the Indenture, the Notes, the Issuer Trust Agreement, the Class R Certificates, this Deposit Agreement and the Purchase Agreement.

                  "Underlying Issuing Documents" means the documents identified in Schedule I hereto, which relate to the issuance of the Agency Securities.

                                   ARTICLE II

                               SALE; CONSIDERATION

                  SECTION 2.01.00 SALE.

                  (a) Upon the terms and subject to the conditions set forth herein, the Depositor hereby assigns, transfers and conveys to the Issuer all of its right, title, interest in, to and under the Contributed Assets, and all payments made thereon on and after the Cut-off Date, and the Issuer hereby accepts and assumes from the Depositor, all of the Depositor's right, title and interest in, to and under the Contributed Assets, free and clear of all Liens.

                  (b) It is the express intent of the Depositor and the Issuer that the Sale be construed as an absolute conveyance, without recourse, of the Contributed Assets by the Depositor to the Issuer. It is, further, not the intention of the Depositor or the Issuer that the Sale be deemed a grant of a security interest in the Contributed Assets by the Depositor to the Issuer to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding
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 the intent of the parties, the Contributed Assets are held to continue to be property of the Depositor, then the Sale provided for in this Agreement shall be deemed to be and hereby is a grant by the Depositor to the Issuer of a security interest in and to all of the Depositor's right, title and interest in, to and under the Contributed Assets. The Depositor and the Issuer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Contributed Assets, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  SECTION 2.02.00 CONSIDERATION. As consideration for the Sale, the Issuer shall (i) remit to the Depositor all of the net proceeds of the sale of the Notes and the Class R Certificates and (ii) grant to the Depositor the right to direct the Issuer to redeem the Class R Certificates (and, under certain circumstances specified in the Issuer Trust Agreement, the Notes), in whole, in accordance with Article IV hereof and the Issuer Trust Agreement.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  SECTION 3.01.00 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR.


                  (a) The Depositor hereby represents, warrants and covenants, as of the Closing Date, that:

                           (i) Binding Obligation. This Agreement has been duly authorized, and when executed and delivered by the Depositor, assuming the due authorization and delivery by each party hereto, shall constitute the legal, valid, enforceable and binding obligation of the Depositor, enforceable against it in accordance with its respective terms, except as subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (ii) Existence and Power. The Depositor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                           (iii) No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required for or in connection with the execution, delivery and performance of this Agreement have been obtained to the extent necessary and are in full force and effect and not contingent upon the fulfillment of any condition.

                           (iv) Governmental Authorization; No Contravention. The execution, delivery and performance by the Depositor of this Agreement are within the Depositor's

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         powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the State of Delaware or the State of New York or of the Articles of Incorporation or Bylaws of the Depositor or of any agreement or other instrument binding upon the Depositor or result in the creation or imposition of any Lien on any asset of the Depositor.

                           (v) Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Depositor threatened against or affecting, the Depositor before any court or arbitrator or any governmental body, agency or official.

                           (vi) Not an Investment Company. The Depositor is not, and is not directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (vii) Taxes Upon Execution of this Agreement. Neither the execution and delivery of this Agreement, nor the enforcement hereof, is subject to any tax, duty, fee or other charge, including, without limitation, any registration or transfer tax, stamp duty, mortgage recordation tax or similar levy, other than those that have been paid on or prior to the Closing Date.

                           (viii) No Conflict. The consummation of any of the transactions contemplated herein will not conflict with or result in the breach of any material term or provision of any agreement to which the Depositor is a party or any of the Underlying Issuing Documents, and the Depositor is not in breach or violation of or in default (nor, to the best of the Depositor's knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (a) any agreement to which the Depositor is a party, (b) any of the Underlying Issuing Documents or (c) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor or the ability of the Depositor to perform its obligations under this Agreement.

                           (ix) Valid Business Reason. The Depositor has a valid business reason for contributing or otherwise effecting an absolute transfer of the Contributed Assets. The transfer of the Contributed Assets constitutes a practical and reasonable course of action designed to improve the Depositor's financial condition without impairing the rights of the Depositor's creditors.

                           (x) Conduct of Business. The Depositor will conduct its business in an independent manner so that its assets should not be substantively consolidated with the assets, or deemed to be part of the bankruptcy or receivership estate, of any other entity by a court adjudicating the bankruptcy, receivership or insolvency of such other entity.

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                           (xi) Absolute Transfer. Pursuant to the Sale, the
         Depositor intends to relinquish all rights to possess, control and monitor the Contributed Assets. The Depositor will not take any action inconsistent with the Issuer's ownership of the Contributed Assets. Upon the inquiry of a third party (including a potential purchaser of the Contributed Assets), the Depositor will promptly state that it has contributed or otherwise made an absolute transfer of the Contributed Assets to the Issuer and will claim no ownership interest in the Contributed Assets. Nothing in this Agreement shall affect the rights of the Depositor or its assigns under Article IV hereof.

                           (xii) Sale Treatment. The Depositor will treat the Sale as a sale for federal income tax and accounting purposes.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 3.01(a) shall survive the contribution and sale of the Contributed Assets to the Issuer. Upon discovery by the Depositor or the Issuer of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  SECTION 3.02.00 ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE DEPOSITOR REGARDING THE AGENCY SECURITIES.

                  (a) Representations and Warranties. The Depositor hereby represents and warrants to the Issuer as of the date of the Sale that:

                           (i) Immediately before the Sale, the Depositor was the legal and beneficial owner of all right, title and interest in, to and under the Contributed Assets, with full right and authority to assign or otherwise transfer the Contributed Assets free and clear of any or all Liens encumbering the Contributed Assets;

                           (ii) Upon execution and delivery by the Depositor and the Issuer of this Agreement, the Issuer shall acquire the Contributed Assets free of any Lien;

                           (iii) The Agency Securities have been duly and validly issued, are entitled to the benefits of the Underlying Issuing Documents, and each Underlying Issuing Document has been duly and validly authorized, executed and delivered, constitutes the valid, legal and binding obligation of the parties thereto enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity (whether considered in a proceeding or action in equity or at law), and no default has occurred and is continuing in respect thereof;

                           (iv) The Agency Securities have been properly assigned in the manner and form required to effect a transfer of ownership of the Agency Securities (x) from the Seller to the Depositor and (y) from the Depositor to the Issuer; and

                           (v) Each Agency Security has been issued by an entity which has made an election to be treated as a REMIC, and such election remains in effect.

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                  (b)      Notice of Breach. The representations and warranties
set forth in this Section 3.02(a) shall survive the contribution and sale of Contributed Assets to the Issuer. Upon discovery by the Depositor or the Issuer of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                  SECTION 3.03.00 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER.


                  (a) The Issuer hereby represents, warrants and covenants, as of the Closing Date:

                           (i) Binding Effect. This Agreement has been duly authorized and, when executed and delivered by the Issuer, assuming the due authorization and delivery by each party thereto, shall constitute the legal, valid, enforceable and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except as subject to applicable bankruptcy, insolvency, reorganization and other similar laws, now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles in equity (whether considered in a proceeding at law or equity).

                           (ii) Existence and Power. The Issuer is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                           (iii) Special Purpose Status. The Issuer has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate steps including the authorization and the issuance of the Notes and the Class R Certificates and the execution of the Underwriting Agreement, the Certificate Placement Agreement and this Agreement), and the Issuer has not made any distributions since its formation.

                           (iv) No Consents. All consents, approvals, authorizations or other orders of all regulatory authorities required for or in connection with the execution, delivery and performance of this Agreement by the Issuer and the issuance and performance of the Notes and the Class R Certificates and the offering of the Notes and the Class R Certificates by the Issuer and the creation of the security therefor have been obtained and are in full force and effect and not contingent upon fulfillment of any condition.

                           (v) Governmental Authorization; No Contravention. The execution, delivery and performance by the Issuer of this Agreement are within the Issuer's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the State of Delaware or


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         of the Certificate of Trust of the Issuer or of any agreement or other instrument binding upon the Issuer or result in the creation or imposition of any Lien on any asset of the Issuer.

                           (vi) Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Issuer threatened against or affecting, the Issuer before any court or arbitrator or any governmental body, agency or official.

                           (vii) Not an Investment Company. The Issuer is not, and is not directly or indirectly controlled by or acting on behalf of any Person which is, an "investment company" within the meaning of the Investment Company Act.

                           (viii) Taxes Upon Execution of This Agreement. Neither the execution and delivery of this Agreement, nor the enforcement hereof, is subject to any tax, duty, fee or other charge, including, without limitation, any registration or transfer tax, stamp duty, mortgage recordation tax or similar levy, other than those that have been paid on or prior to the Closing Date.

                           (ix) No Conflict. The consummation of any of the transactions contemplated herein will not conflict with or result in the breach of any material term or provision of this Agreement or any other agreement to which the Issuer is a party, and the Issuer is not in breach or violation of or in default (nor, to the best of the Issuer's knowledge, has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (a) any agreement to which the Issuer is a party or (b) any law, decree, order, rule or regulation applicable to the Issuer of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over its properties, the default in or the breach or violation of which would have a material adverse effect on the Issuer or the ability of the Issuer to perform its obligations under this Agreement.

                           (x) Sale Treatment. The Issuer shall treat the Sale as a sale for federal income tax and accounting purposes.

                  (b) Notice of Breach. The representations and warranties set forth in Section 3.03(a) shall survive the contribution and sale of the Contributed Assets to the Issuer. Upon discovery by the Depositor or the Issuer of a breach of any of such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

                                   ARTICLE IV


                  SECTION 4.01.00 OPTIONAL CERTIFICATE REDEMPTION. The Certificates may be redeemed as provided in Section 5.04 of the Issuer Trust Agreement.

                  SECTION 4.02.00 OPTIONAL NOTE REDEMPTION. In the event that the Seller, as the assignee of the Depositor, has caused the Issuer to redeem the Class R Certificates or has


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instructed the Issuer to redeem the Class R Certificates, in either case in accordance with Section 5.04 of the Issuer Trust Agreement, the Seller, as the assignee of the Depositor, may direct redemption of the Notes as provided in
Section 9.01 of the Issuer Trust Agreement.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

                  SECTION 5.01.00 AMENDMENT. This Agreement and the rights and obligations of the parties hereunder may not be amended, modified or waived orally, but only by an instrument in writing signed by the Issuer and the Depositor. No amendment to this Agreement shall affect the rights of the Seller without the prior written consent of the Seller.

                  SECTION 5.02.00 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws and without regard to the conflict of laws principles therein. The parties hereto hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 5.03.00 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 5.04.00 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

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


                  (a)      in the case of the Depositor,

                                    Fund America Investors Corporation II
                                    c/o The Chotin Group
                                    6400 South Fiddlers
                                    Green Circle, Suite 1200
                                    Englewood, Colorado  80111
                                    Attention:   Mr. Howard Glicksman
                                    Telephone:   303-741-0100
                                    Telecopy:    303-741-6944

                  (b)      in the case of the Issuer,

                                    FAIC II Issuer Trust 2000-1
                                    c/o Christiana Bank & Trust Company
                                    Greenville Center
                                    3801 Kennett Pike
                                    Greenville, Delaware  19807
                                    Attention:   Corporate Trust Administration
                                    Telephone:   302-421-5800
                                    Telecopy:    302-421-5815

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  SECTION 5.05.00 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 5.06.00 ASSIGNMENT. This Agreement may not be assigned by the parties hereto except with the written consent of the non-assigning party; provided, that the Depositor, by its execution of this Agreement, consents to the assignment by the Issuer of its rights under this Agreement to the Note Trustee, on behalf of the holders of the Notes, pursuant to the terms of the Indenture, and provided, further, that the Issuer, by its execution of this Agreement, consents to the assignment by the Depositor of all the Depositor's rights under Article IV of this Agreement to the Seller pursuant to the Purchase Agreement.

                  SECTION 5.07.00 FURTHER ASSURANCES. The Depositor and the Issuer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement.

                  SECTION 5.08.00 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Depositor or the Issuer, any right, remedy, power or


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privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 5.09.00 COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 5.10.00 BINDING EFFECT. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  SECTION 5.11.00 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 5.12.00 HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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                  IN WITNESS WHEREOF, the Issuer and the Depositor each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   FUND AMERICA INVESTORS
                                   CORPORATION II,
                                   a Delaware corporation


                                   By: /s/Helen M. Dickens
                                      -----------------------
                                       Name:    Helen M. Dickens
                                       Title:   Vice President



                                   FAIC II ISSUER TRUST 2000-1
                                   a Delaware statutory business trust

                                     By:  Christiana Bank & Trust Company,
                                       solely in its capacity as trustee of the
                                       Issuer


                                   By: /s/Louis W. Geibel, Jr.
                                      ---------------------------
                                       Name:     Louis W. Geibel, Jr.
                                       Title:    Vice President


                      [Signature Page to Deposit Agreement]


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                                   SCHEDULE I
                                AGENCY SECURITIES

                                    [To Come]